EXHIBIT 99.1

Talk America To Announce Fourth Quarter Financial Results
Revenues and Net Income to be Within Guidance
Billed Bundled Lines Guidance Lowered

RESTON, VA-December 30, 2004 -- Talk America (NASDAQ: TALK), a provider of bundled local and long distance phone service, today announced that Talk America management will host a conference call to discuss the fourth quarter 2004 operating results at 5:00 p.m. ET on February 17, 2005. The call can be accessed by dialing the following: US (800) 263-9155, International, (212) 676-4900. A replay of the call will be available through 7:00 p.m. ET on February 24, 2005 by dialing the following: US (800) 633-8284, International (402) 977-9140. The reservation number for the replay is 21225980. Additionally, a live web simulcast of the conference call will be available online at www.talkamerica.com and www.streetevents.com.

The Company expects its billed bundled lines for the fourth quarter to be in the range of 665,000 - 670,000 due to continued softening in the market for its services. The Company reaffirmed its revenue and net income guidance for the fourth quarter of $122 to $127 million and $10 to $12 million, respectively.

As a result of the recently announced changes to the rules governing the availability of UNE-P, the Company is evaluating its long-term assets, including its long distance switches and goodwill, for potential impairment to these assets. To the extent the results of the evaluation indicate that there has been an impairment to these assets, a charge will be recorded in the fourth quarter 2004. Net income guidance for the quarter does not include the impact of any potential impairment charge.

About Talk America

Talk America, founded in 1989, is a communication services provider offering Local and Long Distance Telephone Service, Dial-up ISP and DSL to residential and small business customers. Talk America delivers value in the forms of savings, simplicity and customer focused service. For further information, visit us online at: http://www.talkamerica.com.

Please Note: Certain of the statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, “estimates,” “expects,” “expected,” “anticipates,” “anticipated,” and “targets”. These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations. In addition to those factors discussed in the foregoing, important factors that could cause such actual results to differ materially include, among others, dependence on the availability and functionality of local exchange carriers' networks as they relate to the unbundled network element platform, increased price competition for long distance and local services, failure of the marketing of the bundle of local and long distance services and long distance services under our direct marketing channels and our various marketing partners, failure to manage the nonpayment of amounts due us from our customers from bundled and long distance services, attrition in the number of end users, failure or difficulties in managing our operations, including attracting and retaining qualified personnel, failure to be able to expand our active offering of local bundled services in a greater number of states, failure to provide timely and accurate billing information to customers, failure to manage our collection management systems and credit controls for customers, interruption in our network and information systems, failure to provide adequate customer service, and changes in government policy, regulation and enforcement and/or adverse judicial or administrative interpretations and rulings relating to regulations and enforcement, including, but not limited to, the continued availability of the unbundled network element platform of the local exchange carriers network and unbundled network element pricing methodology.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in our Quarterly report on Form 10-Q filed November 9, 2004 and our Annual Report on Form 10-K for the year-ended December 31, 2003, filed March 12, 2004, as amended by our Form 10-K/A filed May 7, 2004, and any subsequent filings. We undertake no obligation to update our forward-looking statements.

Contact:
Jeff Schwartz
Investor Relations
215-862-1097
jschwartz@talk.com